Notes Payable To Banks and Long-Term Debt	12 Months Ended
Dec. 31, 2010
NOTES PAYABLE TO BANKS AND LONG-TERM DEBT [Abstract]
13. NOTES PAYABLE TO BANKS AND LONG-TERM DEBT

13.	NOTES PAYABLE TO BANKS AND LONG-TERM DEBT

Lines of Credit – The company has available uncommitted short-term credit lines in the form of money market facilities with several banks. The amount and conditions for borrowing under these credit lines depend on the availability and terms prevailing in the marketplace. No fees or compensating balances are required for these credit facilities.

Credit Facility – The company has a revolving credit facility in an aggregate principal amount of $2 billion that matures on August 10, 2012. The credit facility permits the company to request additional lending commitments of up to $500 million from the lenders under the agreement or through other eligible lenders under certain circumstances. The agreement provides for swingline loans and letters of credit as sub-facilities for the credit facilities provided for in the agreement. Borrowings under the credit facility bear interest at various rates, including the London Interbank Offered Rate, adjusted based on the company’s credit rating, or an alternate base rate plus an incremental margin. The credit facility also requires a facility fee based on the daily aggregate amount of commitments (whether or not utilized) and the company’s credit rating level, and contains a financial covenant relating to a maximum debt to capitalization ratio, and certain restrictions on additional asset liens. There were no borrowings during 2010 and 2009. There was no balance outstanding under this facility at December 31, 2010, and 2009. As of December 31, 2010, the company was in compliance with all covenants.

Debt Tender Offers – In November 2010, the company made a tender offer for approximately $1.9 billion of debt securities held by its subsidiary Northrop Grumman Systems Corporation and maturing in 2016 to 2036 with interest rates ranging from 6.98 percent to 7.875 percent. Approximately $682 million in aggregate principal amount was purchased for a total price of $919 million (including accrued and unpaid interest on the securities). The company also recorded a pre-tax charge of $229 million principally related to the premiums paid on the debt tendered.

Debt Issuance – In November 2010, the company issued $500 million of 5-year, $700 million of 10-year, and $300 million of 30-year unsecured senior obligations. Interest on the notes is payable semi-annually in arrears at fixed rates of 1.85 percent, 3.50 percent, and 5.05 percent per annum, and the notes will mature on November 15, 2015, March 15, 2021 and November 15, 2040, respectively. These senior notes are subject to redemption at the company’s discretion at any time prior to maturity in whole or in part at the principal amount plus any make-whole premium and accrued and unpaid interest. The net proceeds from these notes are being used for general corporate purposes including debt repayment, pension plan funding, acquisitions, share repurchases and working capital. A portion of the net proceeds was used to fund the purchase of the debt securities and bonds tendered and accepted for purchase in November 2010 as discussed above. The net proceeds may also be used to repay at maturity the $750 million of 7.125 percent senior notes due February 15, 2011.

In July 2009, the company issued $350 million of 5-year and $500 million of 10-year unsecured senior obligations. Interest on the notes is payable semi-annually in arrears at fixed rates of 3.70 percent and 5.05 percent per annum, and the notes will mature on August 1, 2014, and August 1, 2019, respectively. These senior notes are subject to redemption at the company’s discretion at any time prior to maturity in whole or in part at the principal amount plus any make-whole premium and accrued and unpaid interest. The net proceeds from these notes were used for general corporate purposes including debt repayment, acquisitions, share repurchases, pension plan funding, and working capital. On October 15, 2009, a portion of the net proceeds was used to retire $400 million of 8 percent senior debt that had matured.

Long-term debt consisted of the following:

	December 31
$ in millions	2010	2009
Notes and debentures due 2011 to 2040, rates from 1.85% to 9.375%	$4,673	$3,964
Capital lease obligations	41	35

Total long-term debt	4,714	3,999
Less current portion	774	91

Long-term debt, net of current portion	$3,940	$3,908

Indentures underlying long-term debt issued by the company or its subsidiaries contain various restrictions with respect to the issuer, including one or more restrictions relating to limitations on liens, sale-leaseback arrangements, and funded debt of subsidiaries.

Maturities of long-term debt as of December 31, 2010, are as follows:

$ in millions
Year Ending December 31
2011	$773
2012	5
2013	4
2014	353
2015	502
Thereafter	3,066

Total principal payments	4,703
Unamortized premium on long-term debt, net of discount	11

Total long-term debt	$4,714

The premium on long-term debt primarily represents non-cash fair market value adjustments resulting from acquisitions, which are amortized over the life of the related debt.